SUPPLEMENT

DATED JUNE 20, 2013 TO

THE HARTFORD MONEY MARKET FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2013, AS LAST SUPPLEMENTED JUNE 14, 2013 AND SUMMARY PROSPECTUS DATED MARCH 1, 2013, AS LAST AMENDED APRIL 24, 2013

On June 18, 2013, the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) approved a Plan of Liquidation for The Hartford Money Market Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about September 27, 2013 (the “Liquidation Date”).  If you are invested in the Fund through a qualified account, such as an individual retirement account (“IRA”), important information applies to you and is provided below.

SUSPENSION OF SALES.  Effective after market close on June 20, 2013, the Fund will no longer sell shares to new investors (including purchases through automatic investment plans, if any), other than purchases made through reinvestment of dividends and automatic rollovers.  Effective after market close on July 5, 2013, the Fund will be closed to existing investors and automatic rollovers.  Certain 529 plans may continue to invest in the Fund.  The Fund’s voluntary fee waivers will continue through the Liquidation Date.

TERMINATION OF CHECK WRITING.  Effective August 16, 2013, the check writing privilege will be terminated.

LIQUIDATION OF ASSETS.  To prepare for the Liquidation, the Fund is expected to be managed to shorten duration and the maturity of its money market investments, and may increase the portion of assets held in repurchase agreements, cash or cash equivalents.  In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund on the Liquidation Date.  The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for.  The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the close of business on the business day preceding the Liquidation Date, other than as disclosed below under “Important Information if you are invested in the Fund through a qualified account.”

OTHER ALTERNATIVES.  At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus.  Shareholders may exchange their Fund shares for shares of the same class of any other Hartford Mutual Fund.  Class A shareholders may exchange their Class A shares of the Fund for Class A share of another Hartford Mutual Fund prior to the Liquidation Date, at net asset value without incurring an additional front-end sales charge.  For Class B and Class C shares, the contingent deferred sales charge payable on redemption of shares will be waived if shareholder redeem their shares.

U.S. FEDERAL INCOME TAX MATTERS.  The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that a shareholder who receives an amount in liquidation of the Fund in excess of his tax basis will realize a capital gain, and a shareholder who receives an amount in liquidation of the Fund less than his tax basis will realize a capital loss.

FINANCIAL INTERMEDIARY.  If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.  If you are invested in a qualified account (example, Individual Retirement Account), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

IMPORTANT INFORMATION IF YOU ARE INVESTED IN THE FUND THROUGH A QUALIFIED ACCOUNT AND YOU OPENED YOUR ACCOUNT DIRECTLY WITH THE HARTFORD FUNDS.

401k, Pension and Profit Sharing Plans.

If you are invested in the Fund through a 401k, Pension and Profit Sharing Plan, and we do not receive directions from you or the plan’s trustee, we will send a liquidating distribution to the trustee in the trustee’s name.

Traditional Individual Retirement Account (“IRA”), Roth IRA, SIMPLE, SEP AND 403 Plans.

Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date in the Fund will be exchanged for shares of The Hartford Short Duration Fund, in accordance with the amended custodial agreements, to avoid tax penalties that may be imposed if Fund shares were redeemed in cash.  The following is a brief summary of The Hartford Short Duration Fund.  For more information, shareholders are urged to request a copy of the Prospectus of The Hartford Short Duration Fund by calling 1-888-843-7824.   If you do not wish to be invested in The Hartford Short Duration Fund, you must contact the Fund at 1-888-843-7824 before September 25, 2013.  Otherwise, you will be invested in the corresponding class of The Hartford Short Duration Fund (example, Class A shares of the Fund will be exchanged into Class A shares of The Hartford Short Duration Fund) in order to avoid tax penalties that may be imposed on you by the Internal Revenue Code.  If we do not hear from you with directions before September 25, 2013, you will have been deemed to have directed the investment into The Hartford Short Duration Fund and consented to the fees.

INFORMATION ABOUT THE HARTFORD SHORT DURATION FUND

The Hartford Short Duration Fund has a different objective, principal strategies and principal risks than The Hartford Money Market Fund.  Also, unlike The Hartford Money Market Fund, The Hartford Short Duration Fund is not a money market fund and does not seek to maintain a stable $1.00 net asset value (“NAV”) per share.  Like other bond funds, The Hartford Short Duration Fund has a floating NAV.  Please review The Hartford Short Duration Fund’s prospectus carefully before investing in the Fund.  For your convenience, below are some highlights from the prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordfunds.com/prospectuses.html.  You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com.  In addition, you will receive a copy of the summary prospectus if you do not act and are exchanged into The Hartford Short Duration Fund as set forth above.

The Hartford Short Duration Fund seeks its goal by investing in securities that the sub-adviser, Wellington Management Company, LLP considers to be attractive giving consideration to both yield and total return.  The Fund normally invests in “investment grade” securities.  The Fund may invest up to 35% of its net assets in securities rated below “investment grade” (also referred to as “junk bonds”) as well as bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”).  The Fund has an investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in fixed income securities, including Bank Loans; this policy may be changed by the Board without shareholder approval.  The Fund normally will maintain a dollar weighted average duration of less than 3 years. The use of derivatives, including interest rate swaps and futures contracts, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Hartford Short Duration Fund’s primary risks, which are different than The Hartford Money Market Fund, include derivatives risk, junk bond risk and loan and loan participation risk.

The Hartford Short Duration Fund also has different expenses than The Hartford Money Market Fund.  As of the prospectus dated March 1, 2013, The Hartford Short Duration Fund’s management fee is 0.44% (which reflects breakpoints on the advisory fee) compared to The Hartford Money Market Fund’s management fee of 0.45% (before voluntary fee waivers). The Hartford Short Duration Fund’s total annual fund operating expenses (which includes a contractual expense reimbursement) set forth in the table below are the same or less than the total annual fund operating expenses (before voluntary fee waivers) of the corresponding class of The Hartford Money Market Fund as of the prospectus dated March 1, 2013.  However, shareholders that are exchanged into this Fund as set forth above generally will have higher total annual fund operating expenses than those of The Hartford Money Market Fund.  This is because the investment adviser has voluntarily waived fees in The Hartford Money Market Fund.

The Hartford Short Duration Fund

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $500,000 invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B		C	I	R3	R4	R5	Y
Management fees	0.44%	0.44%		0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and service (12b-1) fees	0.25%	1.00	%(2)	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.17%	0.28%		0.16%	0.14%	0.29%	0.24%	0.18%	0.06%
Total annual fund operating expenses	0.86%	1.72%		1.60%	0.58%	1.23%	0.93%	0.62%	0.50%
Fee waiver and/or expense reimbursement(3)	0.01%	0.12%		—	—	0.08%	0.08%	0.07%	—
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.85%	1.60%		1.60%	0.58%	1.15%	0.85%	0.55%	0.50%

(1)         For investments over $500,000, a 1.00% maximum deferred sales charge may apply.

(2)         Effective January 1, 2011, 0.75% of the Distribution and Service (12b-1) fees for Class B shares is being waived.  As a result, the net operating expenses attributable to Class B shares are 0.85%.

(3)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 1.60% (Class B), 1.60% (Class C), 0.60% (Class I), 1.15% (Class R3),  0.85% (Class R4), 0.55% (Class R5) and 0.55% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

This Supplement should be retained with your Prospectus for future reference.

HV-7173	June 2013